===========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

DATE OF REPORT:       OCTOBER 27, 2005

DATE OF EARLIEST EVENT REPORTED:    OCTOBER 27, 2005


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


  DELAWARE                     1-12929                         36-4135495
(State or other       (Commission File Number)              (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                      (Address of principal executive
                                  offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===========================================================================

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

On October 27, 2005, CommScope, Inc. issued a press release relating to its financial results for the third quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 2.02 of this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

 EXHIBIT.     DESCRIPTION.
----------    ------------------------------------------------------------
   99.1       CommScope, Inc. Press Release relating to third quarter financial results, dated October 27, 2005.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



        Dated:  October 27, 2005


                                          COMMSCOPE, INC.


                                          By:/s/ Jearld L. Leonhardt
                                             -----------------------------
                                               Name:  Jearld L. Leonhardt
                                               Title: Executive Vice President
                                                      and Chief Financial
                                                      Officer

                             INDEX OF EXHIBITS

EXHIBIT               DESCRIPTION
----------    ------------------------------------------------------------

99.1 CommScope, Inc. Press Release relating to third quarter financial results, dated October 27, 2005.